                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        July 14, 2000


                       Philips International Realty Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Maryland                         000-23463                  13-3963667
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
 incorporation)                                              Identification No.)

                417 Fifth Avenue, New York, N.Y.            10016
--------------------------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code      212-545-1100

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Philips International Realty Corp. pursuant to the requirements of the Securities Exchange Act of 1934, as amended, hereby amends the following item of its Current Report on Form 8-K dated July 14, 2000 (filed with the Securities and Exchange Commission on July 31, 2000), as set forth in the pages attached hereto:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (b) Pro forma financial information relative to the sales reported on Form 8-K dated July 14, 2000 filed herewith is as follows:
                                                                            Page
                     Pro forma Condensed Consolidated Balance
                     Sheet as of June 30, 2000 (Unaudited)                    5

                     Pro forma Condensed Consolidated Statement
                     of Income for the Year Ended December 31, 1999
                     (Unaudited)                                              6

                     Pro forma Condensed Consolidated Statement of
                     Income for the Six Months Ended June 30, 2000
                     (Unaudited)                                              7

                     Notes to Pro Forma Condensed Consolidated
                     Financial Statements (Unaudited)                         8

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 27, 2000

                                              PHILIPS INTERNATIONAL REALTY CORP.

                                              (Registrant)


                                              By:   /s/ Carl Kraus
                                                    -----------------------
                                                          Carl Kraus
                                                    Chief Financial Officer

                       PHILIPS INTERNATIONAL REALTY CORP.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The accompanying Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000 assumes the sale of the Properties had occurred as of such date. The accompanying Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 1999 and the Six Months Ended June 30, 2000 assume such sale had occurred as of January 1, 1999.

         The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of Philips International Realty Corp. These pro forma statements may not be indicative of the financial position at June 30, 2000 or the results of operations that would have actually occurred if the sale of the Properties had occurred as of January 1, 1999. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and quarterly report on Form 10-Q for the period ended June 30, 2000 and the accompanying notes thereto.

                       PHILIPS INTERNATIONAL REALTY CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2000
                                   (Unaudited)

                                                                                                   SALE OF THE
                                                                                  HISTORIC          PROPERTIES          PRO FORMA
                                                                               -------------       -------------      -------------
                    ASSETS
Rental properties - net                                                        $ 274,777,709       $  61,723,735      $ 213,053,974
Investments in and advances to real estate joint ventures                          3,746,942                              3,746,942
Cash and cash equivalents                                                            214,166                                214,166
Accounts receivable                                                                8,655,329           1,311,486          7,343,843
Deferred charges and prepaid expenses                                              7,034,053             782,568          6,251,485
Other assets                                                                       1,587,311             231,469          1,355,842
                                                                               -------------       --------------------------------
Total Assets                                                                   $ 296,015,510       $  64,049,258      $ 231,966,252
                                                                               =============       ================================

          LIABILITIES AND SHAREHOLDERS' EQUITY


Liabilities:
  Mortgages and notes payable                                                  $ 173,162,494       $  63,568,772      $ 109,593,722
  Accounts payable and accrued expenses                                            4,814,274             301,480          4,512,794
  Dividends payable                                                                2,771,031                              2,771,031
  Other liabilities                                                                1,447,288             179,006          1,268,282
                                                                               -------------       --------------------------------
Total Liabilities                                                                182,195,087          64,049,258        118,145,829
                                                                               -------------       --------------------------------
Minority interests in Operating Partnership                                       29,278,296                             29,278,296
                                                                               -------------       --------------------------------
Shareholders' Equity
  Preferred Stock, $.01 par value; 30,000,000 shares authorized;
         no shares issued and outstanding                                               --
  Common Stock, $.01 par value; 150,000,000 shares authorized;
         7,340,474 shares issued and outstanding                                      73,405                                 73,405
  Additional paid in capital                                                      92,668,007                             92,668,007
  Cumulative distributions in excess of net income                                (7,597,201)                            (7,597,201)
                                                                               -------------       --------------------------------
                                                                                  85,144,211                             85,144,211
  Stock purchase loans receivable                                                   (602,084)                              (602,084)
                                                                               -------------       --------------------------------
Total Shareholders' Equity                                                        84,542,127                             84,542,127
                                                                               -------------       --------------------------------
Total Liabilities and Shareholders' Equity                                     $ 296,015,510       $  64,049,258      $ 231,966,252
                                                                               =============       ================================


                            See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                       SALE OF THE       PRO FORMA
                                                                                         HISTORIC       PROPERTIES      (UNAUDITED)
                                                                                       ------------    ------------    ------------
Revenues from rental property                                                          $ 42,457,222    $  5,361,824    $ 37,095,398
                                                                                       ------------    ------------    ------------

Expenses:
  Operating expenses                                                                      4,902,945         552,979       4,349,966
  Real estate taxes                                                                       6,319,382         952,107       5,367,275
  Management fees to affiliates                                                           1,228,451         128,332       1,100,119
  Interest expense                                                                        9,552,032       3,158,459       6,393,573
  Depreciation and amortization                                                           7,242,960         757,035       6,485,925
  General and administrative expenses                                                     2,775,488           1,779       2,773,709
                                                                                       ------------    ------------    ------------

                                                                                         32,021,258       5,550,691      26,470,567
                                                                                       ------------    ------------    ------------

       Operating income                                                                  10,435,964        (188,867)     10,624,831

Equity in net income (loss) of real estate joint ventures                                 2,432,494       1,192,227       1,240,267

Minority interests in income before extraordinary items of Operating Partnership         (2,806,967)         38,449      (2,845,416)

Other income (expense), net                                                              (1,725,281)     (1,155,995)       (569,286)
                                                                                       ------------    ------------    ------------

Income before extraordinary items                                                      $  8,336,210    $   (114,186)   $  8,450,396
                                                                                       ------------    ------------    ------------


Basic and diluted income (loss) per common share:

  Income before extraordinary items                                                    $       1.14                    $       1.15


                            See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (Unaudited)


                                                                                                        SALE OF THE
                                                                                         HISTORIC        PROPERTIES     PRO FORMA
                                                                                       ------------    ------------    ------------
Revenues from rental property                                                          $ 25,402,830    $  5,092,973    $ 20,309,857
                                                                                       ------------    ------------    ------------
Expenses:
       Operating expenses                                                                 3,061,178         588,352       2,472,826
       Real estate taxes                                                                  3,584,335         695,863       2,888,472
       Management fees to affiliates                                                        742,128         108,766         633,362
       Interest expense                                                                   6,493,809       2,599,630       3,894,179
       Depreciation and amortization                                                      3,736,717         345,100       3,391,617
       General and administrative expenses                                                1,571,892           6,753       1,565,139
                                                                                       ------------    ------------    ------------

                                                                                         19,190,059       4,344,464      14,845,595
                                                                                       ------------    ------------    ------------

       Operating income                                                                   6,212,771         748,509       5,464,262

Equity in net income (loss) of real estate joint ventures                                    24,919                          24,919

Minority interests in income before extraordinary items of Operating Partnership         (1,606,721)       (188,551)     (1,418,170)

Other income (expense), net                                                                 140,718               8         140,710
                                                                                       ------------    ------------    ------------

Income before extraordinary items                                                      $  4,771,687    $    559,966    $  4,211,721
                                                                                       ------------    ------------    ------------


Basic and diluted income (loss) per common share:

       Income before extraordinary items                                               $       0.65                    $       0.57


                            See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1.   Basis of Presentation

          The Pro Forma amounts adjust the historic operating results for the year ended December 31, 1999 and the six months ended June 30, 2000 to give effect to the July 2000 sale of the Properties, as if this sale had been completed as of January 1, 1999. The accompanying Pro Forma Condensed Consolidated Balance Sheet assumes the sale of the Properties had been completed as of June 30, 2000.


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